CLYVIA INC.
(formerly RAPA MINING INC.)
(A Development Stage Company)

PRO-FORMA FINANCIAL STATEMENTS
(Unaudited)

April 30, 2005

CLYVIA INC.
(formerly Rapa Mining Inc.)
(A Development Stage Company)

PRO-FORMA FINANCIAL STATEMENTS

Effective June 16, 2005, Clyvia Inc. (formerly Rapa Mining Inc.) (the “Company”) consummated a share purchase agreement with Clyvia Capital Holding GmbH (“Clyvia Capital”), Clyvia Technology GmbH (“Clyvia Technology”) and Brian Cheston, President of the Company, for the purchase of a 100% ownership interest in Clyvia Technology from Clyvia Capital (the “Share Purchase Agreement”). Under the terms of the Share Purchase Agreement, Clyvia Capital received an aggregate of 55,000,000 shares of the Company’s common stock in exchange for 100% of the issued and outstanding shares of Clyvia Technology. In addition, Brian Cheston transferred 14,000,000 shares of the Company’s common stock already issued and outstanding prior to the Share Purchase Agreement to Clyvia Capital in exchange for $10,000. Completion of the acquisition will result in the former shareholder of Clyvia Technology, being Clyvia Capital, holding the majority of the Company’s issued and outstanding common stock. The transaction was accounted for as a recapitalization of Clyvia Technology. Clyvia Capital is a holding company whose sole purpose was to hold 100% of the shares of Clyvia Technology on behalf of the shareholders of Clyvia Capital.

The following unaudited pro-forma balance sheet as of April 30, 2005, and the unaudited pro-forma statement of operations and comprehensive loss for the period ended April 30, 2005 (the "Pro-forma Financial Statements") of the Company give effect to the consummation of the acquisition. The unaudited pro-forma balance sheet has been prepared as if the acquisition had been consummated on April 30, 2005. The unaudited pro-forma statement of operations and comprehensive loss have been prepared as if the acquisition has been consummated as of the beginning of the period reported.

The Pro-forma Financial Statements have been prepared by the Company based upon the historical financial statements of the Company and Clyvia Technology and based upon certain assumptions and adjustments that are described more fully in the accompanying notes. These Pro-forma Financial Statements have been prepared for informational purposes only and do not purport to be indicative of the results that actually would have occurred if the transactions had been completed on the dates indicated or of the results which may be obtained in the future. The Pro-forma Financial statements should be read in conjunction with the financial statements and notes thereto of the Company and Clyvia Technology in this Form 8-K.

CLYVIA INC.
(formerly Rapa Mining Inc.)
(A Development Stage Company)
PRO-FORMA BALANCE SHEET
As of April 30, 2005
(Expressed in U.S. Dollars)
(Unaudited)

	Clyvia Inc.
	(formerly	Clyvia	Pro-Forma
	Rapa Mining	Technology	Adjustments
	Inc.)	GmbH	(Notes 1 & 4)		Pro-Forma

ASSETS

Current Assets
Cash and cash equivalents	$16,237	$23,622			$39,859
Receivable	-	1,579			1,579
Deferred tax asset, less valuation allowance	-	-			-

Total Assets	$16,237	$25,201			$41,438

LIABILITIES AND DEFICIENCY IN ASSETS

Current Liabilities
Accounts payable and accrued liabilities	$16,874	$40,461			$57,335
Total Current Liabilities	16,874	40,461			57,335

Deficiency in Assets
Common stock	$42,805	$34,100	55,000	a	$97,805
			(34,100	) b

Additional paid-in-capital	60,195	-	(55,000	) a	(64,342)
			34,100 b
			(103,637	) c

Accumulated other comprehensive loss:
Foreign currency cumulative translation adjustment	-	(1,153)	-		(1,153)

Deficit accumulated during the development stage	(103,637)	(48,207)	103,637	c	(48,207)

Total Deficiency in Assets	(637)	(15,260)			(15,897)

Total Liabilities and Deficiency in Assets	$16,237	$25,201			$41,438

The accompany notes are an integral part of these pro-forma consolidated financial statements.

CLYVIA INC.
(formerly Rapa Mining Inc.
(A Development Stage Company)
PRO-FORMA STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS
Period from inception (December 21, 2004) to April 30, 2005
(Expressed in U.S. Dollars)
(Unaudited)

EXPENSES
Professional fees/management fees	$47,180
Other operating expenses	1,150
LOSS BEFORE OTHER ITEM AND INCOME TAXES	(48,330)
OTHER ITEM
Interest income	123
LOSS BEFORE INCOME TAXES	(48,207)
Provision for income taxes	-
NET LOSS	$(48,207)
OTHER COMPREHENSIVE LOSS
Foreign currency translation adjustment	(1,153)
COMPREHENSIVE LOSS	$(49,360)

BASIC AND DILUTED EARNINGS NET LOSS PER SHARE	$(0.00)
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	43,224,847

The accompany notes are an integral part of these pro-forma consolidated financial statements

CLYVIA INC.
(formerly Rapa Mining Inc.
(A Development Stage Company)
NOTES TO THE PRO-FORMA FINANCIAL STATEMENTS
April 30, 2005
(Expressed in U.S. Dollars)
(Unaudited)

1.	BASIS OF PRESENTATION

The unaudited pro-forma balance sheet as of April 30, 2005, and the pro-forma statement of operations for the period ended April 30, 2005 (the “Pro-forma Financial Statements”) of Clyvia Inc. (formerly Rapa Mining Inc.) (the “Company”) are based on the audited financial statements of Clyvia Technology GmbH (“Clyvia Technology”) as of April 30, 2005 and the unaudited financial statements of the Company as of April 30, 2005.

On June 16, 2005, the Company consummated the acquisition of Clyvia Technology by acquiring 100% of the issued and outstanding shares of Clyvia Technology from Clyvia Capital Holding GmbH (“Clyvia Capital”) in exchange for an aggregate of 55,000,000 shares of the Company’s common stock. In addition, Brian Cheston transferred 14,000,000 shares of the Company’s common stock already issued and outstanding prior to the transaction to Clyvia Capital in exchange for $10,000. Completion of the acquisition resulted in the former sole shareholder of Clyvia Technology holding the majority of the Company’s issued and outstanding common stock.

This transaction has been treated as a recapitalization of Clyvia Technology. Specifically, the pro-forma balance sheet presents the recapitalization of Clyvia Technology as if the transaction had been consummated as of April 30, 2005. The historical financial information included in the pro-forma statement of operations is that of Clyvia Technology.

The recapitalization is reflected with the issuance of shares of Clyvia Technology, represented by the outstanding common stock of the Company, in exchange for the assets and liabilities of the Company. This presentation assumes the issuance of approximately 55,000,000 shares of the Company’s common stock in return for all the outstanding shares of Clyvia Technology. In connection with the recapitalization, the par value of the common stock has been changed to that of the par value of the Company’s common stock, that being $0.001 per share.

There were no intercompany balances during the periods presented. All intercompany transactions have been eliminated.

2.	NATURE OF OPERATIONS

Clyvia Technology was incorporated on December 21, 2004 under the Laws of Germany and is engaged in the development of a process known as a catalytic depolymerization to produce fuel from various forms of waste materials including plastics. Clyvia Technology is considered to be a development stage company, as it has not generated revenues from operations.

The Company was incorporated on December 11, 2003 under the Laws of the State of Nevada. Following the acquisition, the Company intends to abandon its mineral property acquisition and exploration business in order to focus its resources on the development of Clyvia Technology’s propriety technology. The Company currently has the right to acquire a 100% interest in certain mineral claims in the Kamloops Mining Division

CLYVIA INC.
(formerly Rapa Mining Inc.
(A Development Stage Company)
NOTES TO THE PRO-FORMA FINANCIAL STATEMENTS
April 30. 2005
(Expressed in U.S. Dollars)
(Unaudited)

in British Columbia, Canada known as the Chu Chua Property. In order to exercise this option, the Company is required to expend a total of $100,000 in exploration expenditures on the Chu Chua Property by October 31, 2005. The Company expects to lose its option rights to the Chu Chua Property.

3.	COMMON STOCK

The Company’s articles of incorporation allow it to issue up to 525,000,000 shares of common stock, par value $0.001. As of June 16, 2005, but prior to consummating the acquisition of Clyvia Technology, the Company had 42,805,000 shares of common stock outstanding, after adjusting for a seven-for-one forward stock split which occurred prior to the transaction. If the transaction had taken place as of April 30, 2005, the number and issued outstanding shares would be as follows:

Shares outstanding as April 30, 2005	42,805,000
Shares issued for acquisition of Clyvia Technology	55,000,000

Pro-forma shares outstanding as of April 30, 2005	97,805,000

4.	PRO-FORMA ADJUSTMENTS

The unaudited pro-forma financial statements have been presented assuming the transaction occurred on April 30, 2005 and gives effect to the following:

	(a)	To record the issuance of 55,000,000 shares of the Company’s common stock to Clyvia Capital.
	(b)	To eliminate Clyvia Technology’s shares.
	(c)	To eliminate the Company’s deficiency in assets.

5.	PRO-FORMA LOSS PER SHARE

Pro-forma loss per share has been calculated using the historical weighted average number of shares of the Company previously reported as outstanding since the beginning of the period and amended as if the pro- forma common shares of the Company issued pursuant to the acquisition had taken place as of April 30, 2005.